UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2008

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

755 N. Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2008, the Board of Directors of MoSys, Inc. (the “Company”) approved amendments, effective as of October 23, 2008, to the Company’s amended and restated bylaws.  The amendments modify the existing advance notice requirements for the submission of business at a stockholders’ meeting by a stockholder and specify separate and distinct advance notice requirements for stockholder nominations of candidates for director elections.

The amended and restated bylaws dated as of October 23, 2008 are attached hereto as Exhibit 3.4 and shall be deemed to be “filed” for purposes of the Exchange Act and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.4	Amended and Restated Bylaws of the Registrant, as amended effective October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: October 29, 2008	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

3.4	Amended and Restated Bylaws of the Registrant, as amended effective October 23, 2008.